EXHIBIT 23.3

                         Consent of Independent Auditors



The Board of Directors
CryoLife, Inc.



We consent to the use of our report incorporated herein by reference.


                                        KPMG PEAT MARWICK LLP



Atlanta, Georgia
July 20, 1998